NEWS RELEASE

AEROFLEX ANNOUNCES FIRST QUARTER FISCAL 2013 RESULTS

PLAINVIEW, New York — November 8, 2012 — Aeroflex Holding Corp. ("Aeroflex") (NYSE: ARX), a leading global provider of high performance microelectronic components, and test and measurement equipment, today announced its financial results for the first quarter of fiscal 2013, which ended September 30, 2012.

For the first quarter of fiscal 2013:

•	Net sales were $141.2 million compared to $154.9 million in the first quarter of fiscal 2012.

•	Operating loss was $(5.5) million and net loss was $(14.1) million, or $(0.17) per share, compared to operating income of $0.5 million and a net loss of $(5.0) million, or $(0.06) per share, in the first quarter of fiscal 2012.

•	On a Non-GAAP basis, operating income was $14.5 million, net income was $3.2 million, or $0.04 per share, and Adjusted EBITDA was $19.4 million compared to operating income of $20.9 million, net income of $8.3 million, or $0.10 per share, and Adjusted EBITDA of $25.7 million, in the first quarter of fiscal 2012.

“Compared to our expectations, I am pleased with the performance of both AMS and ATS this quarter,” said Len Borow, Chief Executive Officer of Aeroflex. “Our AMS business has continued its consistent execution despite the challenging economic and political environment we are operating within. After our initial reorganization efforts this summer, our ATS business has begun to perform according to our expectation. We had a strong book-to-bill this quarter of over one-to-one led by ATS. We also generated sufficient cash that allowed us repay $25 million of debt this quarter. We look forward to continuing our recent success as we move throughout our fiscal year.”

The following tables present selected financial information for the three months ended September 30, 2012 and 2011 prepared in accordance with generally accepted accounting principles (“GAAP”) and on a basis other than GAAP (“Non-GAAP”). The 32% Non-GAAP effective tax rate in the fiscal 2013 period and 34% in the fiscal 2012 period result from Aeroflex’s geographic mix of Non-GAAP pre-tax income. These rates were applied to Aeroflex’s Non-GAAP pre-tax income for the three month periods ended September 30, 2012 and 2011, respectively. A reconciliation between GAAP and Non-GAAP amounts is presented at the end of this press release.

Selected GAAP Results

(In thousands, except percentages and per share data)

	Three Months Ended
	September 30,
	2012	2011

Net sales	$141,153	$154,884

Gross profit	68,899	78,519
Gross margin	48.8%	50.7%

Operating income (loss)	(5,529)	538

Net loss	$(14,139)	$(5,042)

Net loss per common share:
Basic and diluted	$(0.17)	$(0.06)

Weighted average number of common shares outstanding:
Basic and diluted	84,836	84,789

Selected Non-GAAP Results

(In thousands, except percentages and per share data)

	Three Months Ended
	September 30,
	2012	2011
Net sales	$141,153	$154,884

Gross profit	69,094	78,509
Gross margin	48.9%	50.7%

Operating income	14,547	20,941

Net income	$3,214	$8,299

Net income per common share:
Basic	$0.04	$0.10
Diluted	$0.04	$0.10

Weighted average number of common shares outstanding:
Basic	84,836	84,789
Diluted	84,861	84,789

Adjusted EBITDA	$19,440	$25,711

Business Outlook

For the fiscal second quarter ending December 31, 2012, Aeroflex expects net sales to be between $147 million and $155 million, GAAP net loss to be between $(7) million and $(4) million, Adjusted EBITDA to be between $22 million and $26 million, GAAP net loss per share to be between $(0.09) and $(0.04), and Non-GAAP net income per share to be between $0.06 and $0.09.

The range of expected GAAP and Non-GAAP net income per share for the fiscal second quarter was calculated using GAAP and Non-GAAP effective tax rates of 14% and 32%, respectively.

Non-GAAP Presentation

This press release contains Non-GAAP financial measures that are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures: (i) are not based on any comprehensive set of accounting rules or principles; and (ii) have limitations in that they do not reflect all of the amounts associated with Aeroflex's results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate Aeroflex's results of operations in conjunction with the corresponding GAAP measures.

Aeroflex believes that the presentation of Non-GAAP financial measures, when shown in conjunction with the corresponding GAAP measures, provides useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations because they exclude certain non-cash charges or items that management does not believe are reflective of its ongoing operating results when assessing the performance of its business.

Aeroflex believes that these Non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among its peer companies. However, its peer companies may calculate similar Non-GAAP financial measures differently than Aeroflex, limiting the information’s usefulness as comparative measures.

Webcast and Conference Call Information

Aeroflex will host a live webcast and conference call at 8:15 a.m. eastern standard time on Thursday, November 8th during which management will discuss the financial results. To participate in the live webcast, please visit the events page of the website located at http://ir.aeroflex.com. Please plan to join five to ten minutes before the start of the webcast to facilitate a timely connection. If you are unable to participate and would like to hear a replay of the call, an audio replay of the webcast will be available on the Aeroflex website or can be accessed telephonically for domestic callers at (888) 286-8010 or internationally at (617) 801-6888 with pass code 26598014.

About Aeroflex

Aeroflex Holding Corp. is a leading global provider of high performance microelectronic components, and test and measurement equipment used by companies in the space, avionics, defense, commercial wireless communications, medical and other markets.

Forward-looking Statements

All statements other than statements of historical fact included in this press release regarding Aeroflex’s business strategy, financial results and plans and objectives of its management for future operations are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to Aeroflex or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Aeroflex’s management, as well as assumptions made by and information currently available to its management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, adverse developments in the global economy; changes in government spending; dependence on growth in customers’ businesses; the ability to remain competitive in the markets Aeroflex serves; the inability to continue to develop, manufacture and market innovative, customized products and services that meet customer requirements for performance and reliability; any failure of suppliers to provide raw materials and/or properly functioning component parts; the inability to meet covenants contained in debt agreements; the termination of key contracts, including technology license agreements, or loss of key customers; the inability to protect intellectual property; the failure to comply with regulations such as International Traffic in Arms Regulations and any changes in regulations; the failure to realize anticipated benefits from completed acquisitions, divestitures or restructurings, or the possibility that such acquisitions, divestitures or restructurings could adversely affect Aeroflex; the loss of key employees; exposure to foreign currency exchange rate risks; and terrorist acts or acts of war. Such statements reflect the current views of management with respect to the future and are subject to these and other risks, uncertainties and assumptions. Aeroflex does not undertake any obligation to update such forward-looking statements. Any projections in this release are based on limited information currently available to Aeroflex, which is subject to change. Although any such projections and the factors influencing them will likely change, Aeroflex will not necessarily update the information, since Aeroflex will only provide guidance at certain points during the year.

Contact:

Andrew Kaminsky

Aeroflex Holding Corp.

(516) 752-6401

andrew.kaminsky@aeroflex.com

Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended September 30,
	2012	2011

Net sales	$141,153	$154,884
Cost of sales	72,254	76,365
Gross profit	68,899	78,519

Operating expenses:
Selling, general and administrative costs	35,703	37,131
Research and development costs	20,878	24,275
Amortization of acquired intangibles	14,580	15,736
Restructuring charges	3,267	436
Change in fair value of acquisition contingent consideration liability	-	403
Total operating expenses	74,428	77,981
Operating income (loss)	(5,529)	538

Other income (expense):
Interest expense	(10,078)	(8,574)
Write-off of deferred financing costs	(597)	-
Other income (expense), net	(289)	(295)
Total other income (expense), net	(10,964)	(8,869)

Income (loss) before income taxes	(16,493)	(8,331)
Provision (benefit) for income taxes	(2,354)	(3,289)
Net income (loss)	$(14,139)	$(5,042)

Net income (loss) per common share:
Basic and diluted	$(0.17)	$(0.06)

Weighted average number of common shares outstanding:
Basic and diluted	84,836	84,789

Aeroflex Holding Corp. and Subsidiaries

Selected Segment Data

(In thousands, except percentages)

	Three Months Ended
	September 30,
	2012	2011
Net sales:
Microelectronic solutions ("AMS")	$74,450	$81,805
Test solutions ("ATS")	66,703	73,079
Total net sales	$141,153	$154,884

Gross profit:
- AMS	$36,449	$41,022
- ATS	32,450	37,497
Total gross profit	$68,899	$78,519

Gross Margin:
- AMS	49.0%	50.1%
- ATS	48.6%	51.3%
Total gross margin	48.8%	50.7%

Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(In thousands, except share and per share data)

	September 30,	June 30,
	2012	2012
Assets
Current assets:
Cash and cash equivalents	$45,235	$41,324
Accounts receivable, less allowance for doubtful accounts of $1,527 and $981	113,547	146,597
Inventories	158,318	158,090
Deferred income taxes	29,825	33,315
Income taxes receivable	5,076	4,935
Prepaid expenses and other current assets	12,984	11,942
Total current assets	364,985	396,203

Property, plant and equipment, net of accumulated depreciation of $107,813 and $102,310	102,341	101,632
Deferred financing costs, net	14,569	15,720
Other assets	32,334	34,955
Intangible assets with definite lives, net	108,057	119,476
Intangible assets with indefinite lives	114,206	113,461
Goodwill	410,124	408,361

Total assets	$1,146,616	$1,189,808

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$25,144	$26,822
Advance payments by customers and deferred revenue	21,660	23,433
Income taxes payable	417	593
Accrued payroll expenses	18,970	18,635
Accrued expenses and other current liabilities	36,654	37,559
Total current liabilities	102,845	107,042

Long-term debt	616,375	641,375
Deferred income taxes	88,186	94,022
Other long-term liabilities	20,386	20,592
Total liabilities	827,792	863,031

Stockholders' equity:
Preferred stock, par value $.01 per share; 50,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, par value $.01 per share; 300,000,000 shares authorized, 84,851,868 and 84,845,687 shares issued and outstanding	848	848
Additional paid-in capital	648,801	648,092
Accumulated other comprehensive income (loss)	(33,999)	(39,476)
Accumulated deficit	(296,826)	(282,687)
Total stockholders' equity	318,824	326,777

Total liabilities and stockholders' equity	$1,146,616	$1,189,808

Aeroflex Holding Corp. and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended September 30,
	2012	2011
Cash flows from operating activities:
Net income (loss)	$(14,139)	$(5,042)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	20,123	20,974
Change in fair value of acquisition contingent consideration liability	-	403
Write-off of deferred financing costs	597	-
Deferred income taxes	(2,629)	394
Share-based compensation	636	600
Amortization of deferred financing costs	554	502
Other, net	511	426
Change in operating assets and liabilities:
Decrease (increase) in accounts receivable	33,023	23,582
Decrease (increase) in inventories	94	(10,774)
Decrease (increase) in prepaid expenses and other assets	(1,438)	(2,249)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(5,338)	(29,985)

Net cash provided by (used in) operating activities	31,994	(1,169)

Cash flows from investing activities:
Capital expenditures	(4,087)	(4,713)
Other, net	248	4

Net cash provided by (used in) investing activities	(3,839)	(4,709)

Cash flows from financing activities:
Debt repayments	(25,000)	(1,812)
Deferred financing costs	-	(82)
Other, net	(21)	-

Net cash provided by (used in) financing activities	(25,021)	(1,894)

Effect of exchange rate changes on cash and cash equivalents	777	(1,020)

Net increase (decrease) in cash and cash equivalents	3,911	(8,792)
Cash and cash equivalents at beginning of period	41,324	66,278

Cash and cash equivalents at end of period	$45,235	$57,486

Aeroflex Holding Corp. and Subsidiaries

Reconciliation of GAAP Operating Income (Loss) to Non-GAAP Operating Income

(In thousands)

	Three Months Ended
	September 30,
	2012	2011
Operating income (loss) -GAAP	$(5,529)	$538
Amortization of acquired intangibles	14,580	15,736
Impact of purchase accounting adjustments	42	70
Change in fair value of acquisition contingent consideration liability	-	403
Restructuring costs and related pro forma savings (a)	3,702	3,002
Share-based compensation	636	600
Other adjustments	1,116	592
Operating income - non-GAAP	$14,547	$20,941

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

(In thousands)

	Three Months Ended
	September 30,
	2012	2011
Net income (loss) -GAAP	$(14,139)	$(5,042)
Amortization of acquired intangibles	14,580	15,736
Impact of purchase accounting adjustments	42	70
Change in fair value of acquisition contingent consideration liability	-	403
Restructuring costs and related pro forma savings (a)	3,702	3,002
Share-based compensation	636	600
Write-off of deferred financing costs	597	-
Amortization of deferred financing costs	554	502
Other adjustments	1,116	592
Tax impact of adjustments	(3,874)	(7,564)
Net income -non-GAAP	$3,214	$8,299

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended
	September 30,
	2012	2011
Net income (loss) -GAAP	$(14,139)	$(5,042)
Interest expense	10,078	8,574
Provision (benefit) for income taxes	(2,354)	(3,289)
Depreciation and amortization	20,123	20,974
EBITDA	13,708	21,217

Restructuring costs and related pro forma savings (a)	3,702	3,002
Share-based compensation	636	600
Change in fair value of acquisition contingent consideration liability	-	403
Write-off of deferred financing costs	597	-
Other defined items (b)	797	489
Adjusted EBITDA	$19,440	$25,711

(a)	Primarily reflects costs associated with the reorganization of our European operations and consolidation of certain of our U.S. component facilities. Pro forma savings reflect the costs that we estimate would have been eliminated during the fiscal year in which a restructuring occurred had the restructuring occurred as of the first day of that fiscal year. Pro forma savings were estimated to be $434,000 and $2.6 million for the three months ended September 30, 2012 and 2011, respectively. The pro forma savings of $2.6 million for the three months ended September 30, 2011 were not reflected in our Adjusted EBITDA as reported in our September 30, 2011 report on Form 10-Q as they relate to restructuring activities recorded throughout fiscal 2012.

(b)	Reflects other adjustments required in calculating our debt covenant compliance. These other defined items include legal fees related to litigation and business acquisition and divestiture costs.